Premier Limited Term California Municipal Fund
_____________________________________-
Letter to Shareholders

Dear Shareholder:

    We are pleased to provide you with this report on the Premier Limited Term California Municipal Fund. For its semi-annual reporting period ended December 31, 1995, your Fund produced total returns of 5.06%, 4.79%, 4.79% and 5.19% for Class A, Class B, Class C and Class R shares, respectively.* During this 6-month period, the Fund paid the following income dividends, which were exempt from Federal and State of California personal income taxes:** approximately $.301 per share for Class A shares, producing an annualized distribution rate per share of 4.40%; approximately $.268 per share for Class B and C shares, producing an annualized distribution rate per share of 4.04%; and approximately $.317 per share for Class R shares, producing an annualized distribution rate per share of 4.78%.***

The Economy

    Evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other; all other short-term rates are based on this rate.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25 basis point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November _ the Consumer Price Index was flat for the first time in 4-1/2 years _ and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate _ the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.

    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.

    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.

    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.

    There are strong indications that inflation is under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession.

Market Environment/Portfolio Activity

    The rally in the bond market extended through the fourth quarter of 1995 resulting in some of the best returns in recent years. The yield on the benchmark 30-year Treasury fell below 6%, a decline of over 175 basis points for the full year. Demand for tax-exempt securities slowed during the fourth quarter, due to concerns about the ramifications of potential tax reform legislation. Consequently, municipal bonds underperformed taxable fixed-income securities during the last six months of 1995.

    The weighted average maturity of the Fund's portfolio remained relatively long throughout the reporting period in seeking to lock in higher yields in anticipation of further monetary ease by the Federal Reserve. The average maturity of the Fund's portfolio was 7.45 years on December 31, 1995, slightly higher than its 6.86-year average maturity on June 30, 1995 at the beginning of the reporting period.

    The California economy continues to grow and the unemployment rate had declined to 7.7% by year-end 1995, compared to the unemployment rate average of 8.6% throughout 1994. The improving economy bolstered state cash balances beyond required liquidity levels and thus avoided any mandated cuts in spending.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                               Very truly yours,


  [John Flahive signature logo]

                                               John Flahive
                                               Portfolio Manager

January 16, 1996
New York, N.Y.


  *Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and C shares.

 **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B, C and R shares, adjusted for capital gain distributions.

Premier Limited Term California Municipal Fund
_______________________________________-
Statement of Investments                          December 31, 1995 (Unaudited)


                                                                                             Principal
Long-Term Municipal Investments_97.5%                                                        Amount          Value
_______________________________________-                                                     ____-            _____
California_81.3%
Anaheim, Electric Revenue Refunding 6.80%, 10/1/1999...........................              $ 150,000      $  154,038
California Health Facilities Financing Authority, Revenue (Unihealth America)
    7.10%, 10/1/1999 (Prerefunded 10/1/1998) (Insured; AMBAC) (a)..............                150,000         165,151
California Pollution Control Financing Authority, PCR, Refunding (Union Oil
    Co. Project)
    7.375%, 5/15/1998 (LOC; Union Bank of Switzerland) (b).....................                100,000         101,277
California Department of Water Resources, Water Systems Revenue
    (Central Valley Project) 6.90%, 12/1/2025 (Prerefunded 6/1/2000) (a).......                500,000         562,560
California Public Works Board, Lease Revenue:
    (Corcoran State Prison) 7%, 9/1/1998.......................................                200,000         207,862
    High Technology Facilities (Berkeley Campus) 7.20%, 3/1/2001...............                150,000         160,828
Elk Grove Unified School District, Special Tax Revenue, Refunding
    (Community Facilities District No. 1) 6.50%, 12/1/2006 (Insured; AMBAC)....                400,000         457,480
Franklin-McKinley School District, Refunding 5.20%, 7/1/2004 (Insured; MBIA)...                375,000         391,628
Fresno, Sewer Revenue 6%, 9/1/2007 (Insured; MBIA).............................                500,000         550,515
Long Beach Redevelopment Agency (Downtown Redevlopment Project)
    7.125%, 11/1/1999 (Prerefunded 11/1/1998) (Insured; AMBAC) (a).............                100,000         110,401
Los Angeles, Wastewater System Revenue:
    6.60%, 6/1/1998............................................................                400,000         424,148
    7.10%, 11/1/1998...........................................................                150,000         160,333
    6.80%, 8/1/2019 (Prefunded 8/1/1998) (a)...................................                500,000         544,535
Los Angeles County Health Facilities Authority, Lease Revenue, Refunding
    (Olive View Medical Center) 6.80%, 3/1/1998................................                150,000         158,452
Los Angeles County Housing Authority, MFHR (Monrovia Project) 7.625%, 12/1/1999                100,000         102,137
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
    8%, 7/1/2000 (Insured; AMBAC)..............................................                500,000         577,145
Los Angeles County Transportation Commission, Sales Tax Revenue 6.80%, 7/1/1999                150,000         162,519
Los Angeles Department of Airports, Airport Revenue 6%, 5/15/2005 (Insured; FGIC)              750,000         824,708
Los Angeles Department of Water and Power, Electric Plant Revenue 7%, 5/1/2000.                125,000         135,300
Metropolitan Water District of Southern California, Waterworks Revenue
    6.375%, 7/1/2002...........................................................                835,000         929,664
Northern California, Revenue Refunding (Transmission Project)
    6.25%, 8/15/2000 (Insured; MBIA)...........................................                360,000         385,387
Riverside County Transportation Commission, Sales Tax Revenue
    6.50%, 6/1/2001 (Insured; AMBAC)...........................................                520,000         575,182
Sacramento Municipal Utilities District, Electrical Revenue:
    5.85%, 7/1/2000 (Insured; FGIC)............................................                100,000         106,984
    6.30%, 9/1/2001 (Insured; MBIA)............................................                500,000         548,115

Premier Limited Term California Municipal Fund
_______________________________________-
Statement of Investments (continued)              December 31, 1995 (Unaudited)


                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount          Value
_______________________________________-                                                      ____-           _____
California (continued)
Sacramento Sanitation District Financing Authority, Revenue Refunding
    4.80%, 12/1/2004...........................................................              $ 500,000      $  508,150
San Bernardino Transportation Authority, Sales Tax Revenue
    6%, 3/1/2002 (Insured; FGIC)...............................................                440,000         476,300
San Diego County Water Authority, COP, Water Revenue 6%, 5/1/2001..............                300,000         320,685
San Diego Redevelopment Agency, Tax Allocation (Center City Project)
    5.50%, 9/1/2001 (Insured; AMBAC)...........................................                600,000         635,400
San Diego Regional Transportation Commission, Sales Tax Revenue
    6%, 4/1/2004 (Insured; FGIC)...............................................                750,000         822,735
San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, Refunding
    6.70%, 7/1/2000............................................................                500,000         551,580
San Francisco City and County Airports Commission, International Airport
    Revenue
    6.35%, 5/1/2000 (Insured; MBIA)............................................                750,000         815,318
San Francisco City and County Public Utilities Commssion, Water Revenue,
    Refunding:
    6%, 11/1/2003..............................................................                750,000         820,718
    6.375%, 11/1/2006..........................................................                500,000         549,620
San Mateo County Transportation District, Sales Tax Revenue, Refunding
    6.20%, 6/1/1999 (Insured; MBIA)............................................                100,000         107,109
Santa Rosa:
    Wastewater Revenue:
      6.60%, 9/1/2000 (Prerefunded 9/1/1999)(Insured; FGIC) (a)................                480,000         530,669
      (Subregional Wastewater Project) 6.20%, 9/1/2003 (Insured; FGIC).........                350,000         388,591
    Wastewater Services Facilities District 7.40%, 7/2/1997....................                150,000         158,046
Southern California Public Power Authority, Power Project Revenue, Refunding
    (Hydroelectric-Hoover Uprating Project) 6.30%, 10/1/2002...................                420,000         464,743
West and Central Basin Financing Authority, Revenue 6%, 8/1/2005 (Insured; AMBAC)              620,000         674,132

U.S. Related-16.2%
Commonwealth of Puerto Rico, Refunding 6.25%, 7/1/2011 (Insured; MBIA).........                750,000         851,617
Puerto Rico Public Buildings Authority, Government Guaranteed Facilities
    6.25%, 7/1/2010 (Insured; AMBAC)...........................................                750,000         847,140
Puerto Rico Electric Power Authority, Power Revenue
    6.50%, 7/1/2006 (Insured; MBIA)............................................                625,000         716,594
University of Puerto Rico, University Revenue 6.25%, 6/1/2008 (Insured; MBIA)..                750,000         846,705
                                                                                                                _____-
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $18,480,177).........................................................                            $19,582,201
                                                                                                                ======

Premier Limited Term California Municipal Fund
_______________________________________-
Statement of Investments (continued)              December 31, 1995 (Unaudited)


                                                                                             Principal
Short-Term Municipal Investments_2.5%                                                        Amount          Value
_______________________________________-                                                      ____-          _____
California Housing Financing Agency, VRDN 3.73% (c)............................              $ 100,000     $   100,000
Los Angeles Regional Airports Improvement Corp., Lease Revenue:
    VRDN 3.50% (c).............................................................                200,000         200,000
    VRDN 5.10% (LOC; Societe Generale) (b,c)...................................                200,000         200,000
                                                                                                                _____-
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $500,000)............................................................                            $   500,000
                                                                                                                ======
TOTAL INVESTMENTS_100.0%
    (cost $18,980,177).........................................................                            $20,082,201
                                                                                                                ======


Summary of Abbreviations
_____________________________________

AMBAC          American Municipal Bond Assurance Corporation         MBIA        Municipal Bond Investors Assurance
COP            Certificate of Participation                                        Insurance Corporation
FGIC           Financial Guaranty Insurance Company                  PCR         Pollution Control Revenue
LOC            Letter of Credit                                      VRDN        Variable Rate Demand Notes
MFHR           Multi-Family Housing Revenue


Summary of Combined Ratings (Unaudited)
_________________________________

Fitch (d)            or            Moody's            or          Standard & Poor's           Percentage of Value
____-                              _____                          __________-                 ____________
AAA                                Aaa                            AAA                                68.6%
AA                                 Aa                             AA                                 22.9%
A                                  A                              A                                   6.2%
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                        .8%
F1                                 MIGI                           SP1                                 1.5%
                                                                                                 ____-
                                                                                                    100.0%
                                                                                                 =====

Notes to Statement of Investments:
_______________________________________
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Secured by letters of credit.
(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
(f) At December 31, 1995, the Fund had $5,497,982 (26.9%) and $5,486,445
    (26.8%) of net assets invested in securities whose payment of principal and interest were dependent upon revenues generated from transportation and water & utilities projects, respectively.


           See notes to financial statements.

Premier Limited Term California Municipal Fund
_______________________________________-
Statement of Assets and Liabilities        December 31, 1995 (Unaudited)

ASSETS:
    Investments in securities, at value (cost $18,980,177)-see Statement
      of Investments........................................................                                $20,082,201
    Cash....................................................................                                     64,531
    Interest receivable.....................................................                                    345,925
                                                                                                                 _____-
                                                                                                             20,492,657
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................                   $15,770
    Due to Distributor-Note 2(b)............................................                     1,920
    Trustees' fees payable-Note 2(c)........................................                     1,502           19,192
                                                                                                  ____           _____-
NET ASSETS..................................................................                                $20,473,465
                                                                                                                 ======
REPRESENTED BY:
    Paid-in capital.........................................................                                $19,373,489
    Accumulated distributions in excess of investment income-net............                                       (150)
    Accumulated net realized (loss) on investments..........................                                     (1,898)
    Accumulated gross unrealized appreciation on investments................                                  1,102,024
                                                                                                                 _____-
NET ASSETS at value.........................................................                                $20,473,465
                                                                                                                 ======
NET ASSET VALUE, offering and redemption price per share:
    Class A Shares
      unlimited number of shares of Beneficial Interest authorized
      ($8,932,655 / 680,086 shares of Beneficial Interest outstanding)......                                     $13.13
                                                                                                                 ======
    Class B Shares
      unlimited number of shares of Beneficial Interest authorized
      ($24,513 / 1,867 shares of Beneficial Interest outstanding)...........                                     $13.13
                                                                                                                 ======
    Class C Shares
      unlimited number of shares of Beneficial Interest authorized
      ($26,327 / 2,005 shares of Beneficial Interest outstanding)...........                                     $13.13
                                                                                                                 ======
    Class R Shares
      unlimited number of shares of Beneficial Interest authorized
      ($11,489,970 / 874,816 shares of Beneficial Interest outstanding).....                                     $13.13
                                                                                                                 ======




       See notes to financial statements.

Premier Limited Term California Municipal Fund
_______________________________________-
Statement of Operations        six months ended December  31, 1995 (Unaudited)

INVESTMENT INCOME:
    Interest Income.........................................................                                   $502,314
    Expenses:
      Investment management fee-Note 2(a)...................................                   $45,999
      Distribution fee-Note 2(b)............................................                    11,090
      Trustees' fees and expenses-Note 2(c).................................                       939
      Service fee-Note 2(b).................................................                        51
                                                                                                  ___-
          Total Expenses....................................................                                     58,079
                                                                                                                  _____
          INVESTMENT INCOME-NET.............................................                                    444,235
                                                                                                                  _____
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments-Note 3(a)..............................                   $51,795
    Net realized (loss) on financial futures-Note 3(a)......................                    (6,622)
                                                                                                  ___-
      Net Realized Gain.....................................................                                     45,173
    Net unrealized appreciation on investments..............................                                    451,393
                                                                                                                  _____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                    496,566
                                                                                                                  _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                   $940,801
                                                                                                                  =====


        See notes to financial statements.

Premier Limited Term California Municipal Fund
_______________________________________-
Statement of Changes in Net Assets


                                                                                      Six Months Ended     Year Ended
                                                                                     December 31, 1995      June 30,
                                                                                        (Unaudited)           1995
                                                                                          ________           _______
OPERATIONS:
    Investment income-net................................................               $   444,235       $   951,773
    Net realized gain (loss) on investments..............................                    45,173           (14,211)
    Net unrealized appreciation on investments for the period............                   451,393           241,097
                                                                                             _____-            _____-
        Net Increase In Net Assets Resulting From Operations.............                   940,801         1,178,659
                                                                                             _____-            _____-

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A Shares.....................................................                  (202,084)         (474,831)
      Class B Shares.....................................................                      (302)             (107)
      Class C Shares.....................................................                      (530)             (132)
      Class R Shares.....................................................                  (241,319)         (476,652)
    Net realized gain on investments:
      Class A Shares.....................................................                   (14,350)           (7,864)
      Class B Shares.....................................................                       (39)              _
      Class C Shares.....................................................                       (42)              _
      Class R Shares.....................................................                   (18,429)           (7,048)
                                                                                             _____-            _____-
        Total Dividends..................................................                  (477,095)         (966,634)
                                                                                             _____-            _____-

BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares.....................................................                   333,298         2,197,261
      Class B Shares.....................................................                    15,000             8,761
      Class C Shares.....................................................                      _              25,015
      Class R Shares.....................................................                 4,299,025         2,806,491
    Dividends reinvested:
      Class A Shares.....................................................                   160,128           330,931
      Class B Shares.....................................................                       287               102
      Class C Shares.....................................................                       572               138
      Class R Shares.....................................................                   136,420           238,156
    Cost of shares redeemed:
      Class A Shares.....................................................                  (287,757)       (4,294,848)
      Class R Shares.....................................................                (2,000,083)       (6,549,186)
                                                                                             _____-            _____-
        Increase (Decrease) In Net Assets From Beneficial Interest Transactions           2,656,890        (5,237,179)
                                                                                             _____-            _____-
          Total Increase (Decrease) In Net Assets........................                 3,120,596        (5,025,154)

NET ASSETS:
    Beginning of period..................................................                17,352,869        22,378,023
                                                                                             _____-            _____-
    End of period [including distributions in excess of net investment
      income of ($150) and ($150), respectively].........................               $20,473,465       $17,352,869
                                                                                             ======            ======


        See notes to financial statements.

Premier Limited Term California Municipal Fund
_______________________________________-

Statement of Changes in Net Assets (continued)


                                                                                  Shares
                                                  ____________________________________________________________________
                                                                 Class A                          Class B
                                                  __________________________________   _______________-_________________
                                                    Six Months Ended      Year Ended    Six Months Ended    Year Ended
                                                    December 31, 1995      June 30,     December 31,1995      June 30,
                                                      (Unaudited)          1995(1)       (Unaudited)          1995(1)
                                                      _________-           _____-           ______-             _____
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................                    25,672          174,483           1,149             688
    Shares issued for dividends reinvested                  12,281           26,315              22               8
    Shares redeemed.....................                   (22,128)        (340,612)           _                _
                                                              ___-             ____             ___-           ____
      Net Increase (Decrease) In
        Shares Outstanding..............                    15,825         (139,814)          1,171              696
                                                              ====             ====             ====           ====

                                                                                  Shares
                                                  ____________________________________________________________________
                                                                 Class C                          Class R
                                                  __________________________________   _______________-_________________
                                                    Six Months Ended      Year Ended   Six Months Ended     Year Ended
                                                    December 31, 1995      June 30,     December 31,1995     June 30,
                                                      (Unaudited)          1995(1)        (Unaudited)         1995(1)
                                                      _________-           _____-          ______-              ____-
CAPITAL SHARE TRANSACTIONS (continued):
    Shares sold.........................                      _              1,950         329,823          223,405
    Shares issued for dividends reinvested                      44               11          10,450           18,939
    Shares redeemed.....................                      _                _         (153,736)        (523,959)
                                                              ___-            ____             ___-            ____
      Net Increase (Decrease) In
        Shares Outstanding..............                        44            1,961         186,537         (281,615)
                                                              ====            ====             ====            ====

__________
(1) On October 17, 1994, Investor shares and Trust shares were redesignated Class A shares and Class R shares, respectively. The Fund commenced selling Class B and C shares on December 28, 1994.



         See notes to financial statements.

Premier Limited Term California Municipal Fund
_______________________________________-
Financial Highlights

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                               Class A Shares
                                  ____________________________________________________________________________
                                   Six Months
                                    Ended             Year       Period
                                  December 31,       Ended        Ended           Year Ended November 30,
                                     1995           June 30,     June 30,     ________________
PER SHARE DATA:                   (Unaudited)      1995(1)(2)  1994(1)(2)(3)    1993(1)      1992       1991
                                    _____-           ____-        _____-         _____       ___-       ___-
    Net asset value, beginning
      of period...............      $12.80          $12.61        $13.07        $12.81      $12.53      $12.29
                                       ___             ___           ___           ___         ___         ___
    Investment Operations:
    Investment income-net(4)..         .30             .59           .34           .67         .70         .73
    Net realized and unrealized gain
      (loss) on investments...         .35             .21          (.46)          .66         .44         .24
                                       ___             ___           ___           ___         ___         ___
      Total from Investment
          Operations..........         .65             .80          (.12)         1.33        1.14         .97
                                       ___             ___           ___           ___         ___         ___
    Distributions:
    Dividends from investment
      income-net..............        (.30)           (.60)         (.34)         (.67)       (.70)       (.73)
    Dividends from net realized
      capital gains...........        (.02)           (.01)         (.00)(5)      (.40)       (.16)        _
                                       ___             ___           ___           ___         ___         ___
      Total Distributions.....        (.32)           (.61)         (.34)        (1.07)       (.86)       (.73)
                                       ___             ___           ___           ___         ___         ___
    Net asset value, end of period  $13.13          $12.80        $12.61        $13.07      $12.81      $12.53
                                       ===             ===           ===           ===         ===         ===
TOTAL INVESTMENT RETURN(6)....       10.04%(7)        6.48%         (.95%)       10.58%       9.27%       8.07%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets(8)...........         .75%(7)         .75%          .58%(7)       .45%(9)     .45%        .45%
    Ratio of net investment income
      to average net assets...        4.60%(7)        4.71%         4.51%(7)      5.09%       5.38%       5.84%
    Portfolio turnover rate...       16.67%(10)      49.00%         5.00%(10)    38.00%      41.00%      27.00%
    Net Assets, end of period
      (000's Omitted).........      $8,933          $8,506       $10,143       $10,971     $21,831     $16,203

________
(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor Class was redesignated Class A. The Financial Highlights for the year ended June 30, 1995 are based upon a Class A share (formerly Investor shares) outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994 and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior years are based upon a Retail share outstanding.

(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.

(3) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.

(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992 and 1991 were $.31, $.67, $.64 and $.66, respectively.

(5) Amount represents less than $.01 per share.

(6) Exclusive of sales load.

(7) Annualized.

(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992 and 1991 were .95%, 1.10%, .93% and 1.03%, respectively.

(9) The operating expense ratio excludes interest expense. The operating expense ratio including interest expense was .46% for the year ended November 30, 1993.

(10) Not annualized.

               See notes to financial statements.

Premier Limited Term California Municipal Fund
_______________________________________-
Financial Highlights (continued)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                        Shares
                                ____________________________________________________________________________________________
                                       Class B               Class C                       Class R
                                ____________________  ____________________-  _______________________-_______________________
                                Six Months            Six Months             Six Months
                                   Ended      Period    Ended       Period     Ended      Year      Period        Period
                                December 31,  Ended   December 31,   Ended   December 31, Ended      Ended        Ended
                                   1995      June 30,    1995       June 30,   1995      June 30,   June 30,    November 30,
PER SHARE DATA:                 (Unaudited)  1995(1)  (Unaudited)   1995(2)  (Unaudited)  1995(3)  1994(3)(4)     1993(5)
                                   ___        ___-       ___          ___       ___        ___        ___           ___
    Net asset value, beginning
      of period...............     $12.80     $12.28     $12.80      $12.28     $12.80    $12.61    $13.07        $12.96
                                      ___        ___        ___         ___        ___       ___       ___           ___
    Investment Operations:
    Investment income-net.....        .27        .27        .27         .28        .32       .63       .35(6)        .55(6)
    Net realized and unrealized gain
      (loss) on investments...        .35        .53        .35         .52        .35       .20      (.46)          .52
                                      ___        ___        ___         ___        ___       ___       ___           ___
      Total from Investment
          Operations..........        .62        .80        .62         .80        .67       .83      (.11)         1.07
                                      ___        ___        ___         ___        ___       ___       ___           ___
    Distributions:
    Dividends from investment
      income-net..............       (.27)      (.28)      (.27)       (.28)      (.32)     (.63)     (.35)         (.56)
    Dividends from net realized
      capital gains...........       (.02)        _       (.02)        _        (.02)     (.01)     (.00)(7)      (.40)
                                      ___        ___        ___         ___        ___       ___       ___           ___
      Total Distributions.....       (.29)      (.28)      (.29)       (.28)      (.34)     (.64)     (.35)         (.96)
                                      ___        ___        ___         ___        ___       ___       ___           ___
    Net asset value, end of period $13.13     $12.80     $13.13      $12.80     $13.13    $12.80    $12.61        $13.07
                                      ===        ===        ===         ===        ===       ===       ===           ===
TOTAL INVESTMENT RETURN(8)....       9.50%(9)   6.51%      9.50%(9)    6.51%     10.30%(9)  6.75%     (.87%)        8.32%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets..............       1.24%(9)   1.25%(9)   1.25%(9)   1.25%(9)   .50%(9)  .50%(10) .42%(9)(10)  .40%(9)(10)(11)
    Ratio of net investment income
      to average net assets...       4.01%(9)   4.20%(9)   4.10%(9)    4.22%(9)   4.85%(9)  4.96%     4.68%(9)      5.04%(9)
    Portfolio turnover rate...      16.67%     49.00%     16.67%      49.00%     16.67%    49.00%     5.00%(12)    38.00%
    Net Assets, end of period
      (000's Omitted).........        $25         $9        $26         $25    $11,490     $8,813  $12,235        $8,291

__________
 (1) The Fund commenced selling Class B shares on December 28, 1994.

 (2) The Fund commenced selling Class C shares on December 28, 1994.

 (3) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.

 (4) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.

 (5) The Fund commenced selling Investment shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The table above is based upon an Investment shares outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.

 (6) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $.32 and $.49, respectively.

 (7) Amount represents less than $.01 per share.

 (8) Exclusive of sales load.

 (9) Annualized.

(10) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were
 .79% and 1.06%, respectively.

(11) The operating expense ratio excludes interest expense. The operating expense ratio including interest expense was .41% for the period ended November 30, 1993.

(12) Not annualized.

                See notes to financial statements.

Premier Limited Term California Municipal Fund
_______________________________________-
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1_Significant Accounting Policies:

          The Dreyfus/Laurel Tax-Free Municipal Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Premier Limited Term California Municipal Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

          Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

          The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

          Investment Income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

          (a) Portfolio Valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

          (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost

Premier Limited Term California Municipal Fund
_______________________________________-
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

          (c) Financial Futures: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1995, there were no financial futures contracts outstanding.

          (d) Concentration of Risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

          (e) Distributions to Shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

          (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

          The Fund has an unused capital loss carryover of approximately $2,600 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through June 30, 1995, which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied the carryover expires in fiscal 2003.

NOTE 2_Investment Management Fee and Other Transactions with Affiliates:

          (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net

Premier Limited Term California Municipal Fund
_______________________________________-
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).

          (c) Distribution and Service Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the six months ended December 31, 1995, the service fee for Class B shares and Class C shares was $19 and $32, respectively. For the six months ended December 31, 1995, the distribution fee for Class A, Class B and Class C shares was $10,987, $38 and $65, respectively.

          Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

          (d) Trustees' Fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3_Securities Transactions:

          The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the six months ended December 31, 1995, amounted to $4,685,361 and $2,980,174, respectively.

          At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[Dreyfus lion "d" logo]
Premier Limited Term
California Municipal Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust
One Cabot Road
Medford, MA 02155

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903


Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                          LTCASA9512
[Dreyfus logo]

       Semi-Annual Report
      Premier Limited Term
          California
        Municipal Fund
      December 31, 1995
        [LION LOGO]